SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) December 18, 2003
   --------------------------------------------------------------------------


                                 NS8 CORPORATION
                                 ---------------
             (Exact name of Registrant as specified in its charter)


                               DELIVERY NOW CORP.
                               ------------------
                   (Former Name if Changed Since Last Report)



           Delaware                     333-75956               13-4142621
           --------                     ---------               ----------
(State or other jurisdiction      (Commission File number)    (IRS Employer
of incorporation or organization)                           Identification  No.)



    Suite 200, 11311 Howe Street, Vancouver, British Columbia V6Z 2P3, Canada
    -------------------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)

                                  (604)677-6994
                                  -------------
              (Registrant's Telephone Number, Including Area Code)


                570 Seventh Avenue, Suite 2103, New York, NY 10018
                --------------------------------------------------
                  (Former Address If Changed since Last Report)

ITEM  1.  CHANGE  OF  CONTROL                                                             3

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS                                        5

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL STATEMENTS AND EXHIBITS          21

ITEM  8.  CHANGE IN FISCAL YEAR                                                          21

ITEM  1.  CHANGE  OF  CONTROL.

NS8 Corporation, formerly Delivery Now Corp. ("NS8" or the "Registrant") entered in to an Agreement and Plan of Merger (the "Agreement") dated November 3, 2003 with CanOnline Global Media, Inc. ("CanOnline"), a Washington corporation, and DLVN Acquisition, Inc. ("Acquisition Subsidiary"), a Delaware corporation. Acquisition Subsidiary was a wholly owned subsidiary of Registrant prior to the transaction. The transactions contemplated by the Agreement closed on December 18, 2003.

Upon the closing of the merger contemplated by the Agreement (the "Merger"), CanOnline's former shareholders acquired direct and beneficial ownership and control of 66,370,346 newly issued shares of Registrant's common stock. These shares of common stock now comprise 78.5% of Registrant's outstanding common stock.

The following table sets forth the names, addresses and holdings of the former control group of shareholders of CanOnline who beneficially own five percent
(5%) or more of the outstanding common stock of the Registrant following the closing of the Merger. Percentage ownership in the following table is based on 84,570,346 shares of common stock outstanding as of the date of this report filed on Form 8-K. A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from the date of this report filed on Form 8-K upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by dividing the number of shares beneficially owned by that person by the base number of outstanding shares, increased to reflect the shares underlying options, warrants or other convertible securities included in that person's holdings, but not those underlying shares held by any other person.


NAME                                                        OUTSTANDING     OPTIONS       TOTAL     PERCENT OF
                                                              SHARES     (UNEXERCISED)                CLASS
-----------------------------------------------------------  -----------  -------------  ---------- ----------

Brent Richard Bysouth (1). . . . . . . . . . . . . . . . .   11,903,105      1,150,000  13,053,105      15.2%
200-1311 Howe Street, Suite 700
Vancouver, B.C. Canada V6Z 2P3

Anthony J. Alda (2). . . . . . . . . . . . . . . . . . . .    9,748,300      7,720,000  17,468,300      18.9%
200-1311 Howe Street, Suite 700
Vancouver, B.C. Canada V6Z 2P3

Peter Hogendoorn (3) . . . . . . . . . . . . . . . . . . .    8,707,143      1,000,000   9,707,143      11.3%
1311 Howe Street, Suite 700
Vancouver, B.C. Canada V6Z 2P3

David Aisenstat. . . . . . . . . . . . . . . . . . . . . .    5,814,286              -   5,814,286       6.9%
150-17060 Shellbridge Way
Richmond, B.C. Canada V6X 3H1

Martin L. Calvert (4). . . . . . . . . . . . . . . . . . .    4,360,702      2,016,702   6,377,404       7.4%
22525 SE 64th Place, Suite 211 Issaquah, Washington 98027

Leslie J. Ames (5) . . . . . . . . . . . . . . . . . . . .    3,060,000      1,250,000   4,310,000       5.0%
1107 West 33rd Avenue
Vancouver, B.C. V6M 1A3

Total for Control Group of Former CanOnline Shareholders .   43,593,546     13,136,702  56,730,238      58.1%
----------------------------------------------------------  -----------  -------------  ----------  ----------

(1) Phoenix Management Consulting Group, Inc., a British Columbia, Canada corporation ("Phoenix") owns 8,279,125 shares, and options to purchase 1,750,000 shares, of Registrant. Brent Bysouth owns 100% of Phoenix. Anthony J. Alda has an option until January 1, 2009 to purchase 80% of Phoenix for $1,000. Assuming this option will be exercised, currently Mr. Alda has voting control over 6,623,300 Registrant shares held by Phoenix, which is 80% of the 8,279,125 Registrant shares held by Phoenix. Additionally, Mr. Alda has an option to purchase 1,400,000 options held by Phoenix to purchase 1,750,000 shares of Registrant's shares, which is 80% of the options held by Phoenix. Mr. Bysouth has voting control over 1,655,825 Registrant shares held by Phoenix, which is 20% of the 8,279,125 Registrant shares held by Phoenix. Mr. Bysouth also owns 10,247,280 shares of Registrant directly.

(2) In addition to having voting control over 6,623,300 shares held by Phoenix, and the option to purchase 1,400,000 options held by Phoenix, Anthony J. Alda also has voting control over the following shares: 850,000 shares held by Anthony J. Alda in Trust for Brittany Billingsley (Mr. Alda's minor child); 525,000 shares held by Pat & Lutz Alda (Mr. Alda's parents); 175,000 shares held by Tamara Billingsley; and 450,000 shares held by Euro Partners, Ltd. Mr. Alda also owns 1,125,000 shares of Registrant directly.

(3) This includes the following shares held by the two minor children of Peter Hogendoorn, which Peter Hogendoorn has voting control over: 100,000 shares held by Molly Hogendoorn; 100,000 shares held by Thea Hogendoorn; and 500,000 shares held by Barbara Hogendoorn, Mr. Hogendoorn's wife.

(4) This includes the following shares held by the three minor children of Martin Calvert, which Martin Calvert has voting control over: 20,000 shares held by Spencer Calvert; 20,000 shares held by Callahan Calvert; and 20,000 shares held by Christina Calvert.

(5) The Leslie J. Ames Law Corporation holds 2,760,000 shares. Leslie J. Ames is the sole beneficial owner of those shares.

At the closing of the transaction, all of Registrant's Board of Directors and executive officers resigned and the Board of Directors of and executive officers of CanOnline were appointed to the vacated positions. The new directors of Registrant are Anthony J. Alda (also Chairman of the Board of Directors), Peter Hogendoorn, Leslie Ames, Brent R. Bysouth, Ricardo Rosado, Michael Waage and Martin L. Calvert.

The new executive officers of Registrant are as follows: Peter Hogendoorn, CEO and President; Anthony Alda, Chief Technology Architect; Leslie J. Ames, Senior Vice President, Legal Affairs; Brent R. Bysouth, Chief Software Architect; Ricardo Rosado, Chief Operations Officer; Kerri Hayden, Chief Financial Officer; and Zubin Balsara, Chief Technology Officer. Additional information concerning the newly appointed directors and executive officers, and certain key employees of CanOnline is set forth in Item 2, section D below.

For additional information concerning the terms of the Agreement and CanOnline's business, see the discussion in Item 2. Acquisition or Disposition of Assets, of this Report on Form 8-K.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

On December 18, 2003 the Merger was effected among Registrant, Acquisition Subsidiary, a wholly owned subsidiary of Registrant and CanOnline. The Merger was based on an Agreement and Plan of Merger dated November 3, 2003.

Pursuant to the Agreement, (i) Acquisition Subsidiary was merged into CanOnline with CanOnline becoming the surviving corporation, (ii) the holders of the 66,370,346 shares of issued and outstanding CanOnline common stock exchanged their CanOnline common stock for shares of Registrant's common stock at a one for one ratio, receiving in the aggregate 66,370,346 shares of Registrant's common stock in exchange for their shares of CanOnline common stock , (iii) the holders of options to acquire an aggregate of 14,886,702 shares of CanOnline's common stock exchanged their options for options to acquire Registrant common stock at a one for one ratio, receiving in the aggregate options to acquire 14,886,702 shares of Registrant common stock, (iv) CanOnline's outstanding 7.25% Convertible Debentures in the principal amount of $400,000 were assumed by Registrant and become convertible into shares of Registrant's common stock at a one for one ratio, and (v) the 100 shares of Common Stock of Acquisition Subsidiary issued and outstanding prior to the merger were converted into 100 shares of CanOnline common stock, with CanOnline becoming a wholly owned subsidiary of Registrant.

Simultaneously with the closing of the merger, Registrant transferred all of the issued and outstanding stock of its wholly owned subsidiary, BMW Messenger Service, Inc. ("BMW"), to Michael Conte and Brian Seinwels in exchange for 22,000,000 shares of Registrant's common stock. Mr. Conte was a director, CEO and president of Registrant and Mr. Seinwels was a Vice President of Registrant until the closing of the Merger. These shares were cancelled and restored to Registrant's authorized and unissued capital stock.

Prior to the transactions, Registrant's operations consisted primarily of the messenger delivery service conducted by BMW. This business is now wholly owned by Mr. Conte and Mr. Seinwels, and is no longer operated by Registrant. Registrant's primary operation now consists of the operations of CanOnline.

The determination of the number of shares of Registrant common stock exchanged for the CanOnline common stock was determined in arms length negotiations between the Boards of Directors of Registrant and CanOnline. The negotiations took into account the value of CanOnline's financial position, results of operations, products, prospects and other factors relating to CanOnline's business. There are no material relationships between CanOnline and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such officer or director.

The determination of the number of shares of Registrant's common stock transferred to Registrant in exchange for the BMW common stock was determined by the Board of Directors of Registrant, which included Mr. Conte and Mr. Seinwels. This transaction was approved and ratified by the Board of Directors of CanOnline, who were independent with respect to this transaction.

The exchange of CanOnline shares for Registrant's shares was exempt from the registration requirements of the Securities Act of 1933, as amended, under section  4(2)  of  that  Act.

The  following  relates  to  CanOnline  Global  Media,  Inc.

A.  DESCRIPTION OF CANONLINE'S BUSINESS, INCLUDING RISK FACTORS. . . . . . . . . . . . . . . . . . . . . . .   6

B.  DESCRIPTION OF PROPERTY OF CANONLINE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

C.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF REGISTRANT AFTER CLOSING OF THE MERGER  12

D.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL
PERSONS OF REGISTRANT AFTER CLOSING OF THE MERGER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

E.  LEGAL PROCEEDINGS CONCERNING CANONLINE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

F.  EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS OF
CANONLINE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

A.  DESCRIPTION  OF  CANONLINE  GLOBAL  MEDIA,  INC.'S  BUSINESS, INCLUDING RISK
FACTORS.

GENERAL

CanOnline Global Media, Inc. ("CanOnline") was incorporated in the state of Washington on March 15, 2000. CanOnline's main office is in Vancouver, British Columbia, Canada, and it also has offices in Issaquah, Washington and Edina, Minnesota. CanOnline is a technology research and development company that has developed proprietary programming architecture (the "architecture") as a technical foundation for software, technology solutions and development processes it has and continues to develop for various commercial applications.
CanOnline  is  a  development  stage  company  with  limited  revenues  to date.

The architecture (the plan and design of the software components and systems) was created to enable users to experience the use and feel of actual software through a normal high-speed internet connection without the need to download or install any software on a regular computer system. This architecture allows for a variety of functions such as on-demand, interactive and collaboration features with multiple simultaneous users' world wide. The architecture also allows users to deliver video, audio and images in a secured manner while providing video and audio to the recipient of the content through simple high-speed internet connections.

CanOnline views its products as highly adaptable for personal consumer or sophisticated commercial networks applications. CanOnline is currently developing several commercial applications for its products. CanOnline wholly owns Canonline Media Corporation, a British Columbia, Canada corporation, which was incorporated on June 18, 1999. Canonline Media Corporation undertakes all proprietary technology research and development activities for CanOnline.

CanOnline also has two operating divisions. The first division is Reelindie Global Network ("RGN"), an online business collaboration and management system, targeted at professionals and businesses in the entertainment industry (film, television, music, fashion and advertising). The system includes a suite of secured online services and applications designed to manage and coordinate project planning and execution, human resources, production supply chains, promotions and communications. The second division is Kaozz Entertainment Network ("KAOZZ"), an online distribution and communication platform for the secure commercialization of digital content and intellectual property (music, film, video and software).

CanOnline currently has sixteen (16) patent pending technologies, within a single provisional application, filed with the United States Patent and Trademark Office. CanOnline continues research and development efforts within the areas of:

1.   Non-resident  software  systems;
2.   Automated  coding  architecture;
3. Digital media formatting, filtering, conversion & distribution technologies;
4.   Encrypted  signatures,  processing, sampling, royalty and encoding methods;
     and
5.   Secure  communications  and  collaboration  systems.

PATENTS

Various officers and directors of CanOnline have filed for 16 patent applications with the United States Patent and Trademark Office, none of which have been granted, or rejected, at this time. All 16 of these patent applications have been assigned to CanOnline.

TRADEMARKS

CanOnline filed a trademark application for the trademark "CanOnline" with the Canadian Trademark Office on June 18, 2003.


RISK  FACTORS

Investing in our common stock involves a high degree of risk. You should carefully consider the risks and uncertainties described below before you purchase any of our common stock. If any of these risks or uncertainties actually occur, our business, financial condition or results of operations could be materially adversely affected. In this event you could lose all or part of your investment.

WE  HAVE  HAD  NO  PROFITS  AND  INSIGNIFICANT  REVENUES  SINCE  INCEPTION.
We are a development stage company and have had no profits and insignificant revenues since inception in March, 2000.

UNLESS WE RAISE AN ADDITIONAL $1,500,000 WITHIN THE NEXT TWELVE MONTHS WE WILL LIKELY CEASE TO OPERATE.
We need to raise an additional $1,500,000 within the next twelve months to continue to operate. We have no commitments from any funding sources to raise the additional $1,500,000 needed.

AUDITED  FINANCIAL  STATEMENTS  ARE  NOT AVAILABLE FOR CANONONLINE GLOBAL MEDIA,
INC.

CanOnline does not currently have audited financial statements. Audited financial statements will be filed as an amendment to this report on Form 8-K by no later than March 1, 2004.

SEVERANCE PAYMENTS ARE DUE TOP EXECUTIVE OFFICERS IF ANY OF THEM ARE TERMINATED WITHOUT CAUSE.

The top five CanOnline executive officers have severance payment clauses in their employment agreements that total $1,995,000 for all five executive officers. These severance payments range from $330,000 to $450,000 per executive officer. These severance payments would be due if these executive officers were terminated without cause. These executive officers' employment agreements do not have termination dates. Payment of these severance payments would have a material negative effect on CanOnline's ability to operate and may make it difficult to remove these executive officers.

ELEVEN PERCENT OF GROSS SALES IS TO BE PAID TO THE TOP FIVE EXECUTIVE OFFICERS.

Eleven percent (11%) of CanOnline's gross sales is to be paid directly to CanOnline's top five executive officers. Each of CanOnline's top five executive officers is to receive between two and three percent of CanOnline's gross sales as part of their individual employment agreements. This payment of gross sales may make it difficult for CanOnline to become profitable.

OUR  NEW  PRODUCTS,  SERVICES  AND  TECHNOLOGIES  MAY  NEVER  BE  PROFITABLE.

We have made significant investments in research, development and marketing for new products, services and technologies. Revenue from new product and service investments may not be achieved for a number of years, if at all. Moreover, these products and services may never be profitable.

IF WE FAIL TO ADEQUATELY PROTECT OUR INTELLECTUAL PROPERTY RIGHTS, COMPETITORS MAY USE OUR TECHNOLOGY AND TRADEMARKS, WHICH WOULD WEAKEN OUR COMPETITIVE
POSITION  AND  MAY  RESULT  IN  THE  FAILURE  OF  OUR  BUSINESS.

Our success depends upon our proprietary technology. We rely on a combination of patent pending, copyright, trademark and trade secret rights, confidentiality procedures and licensing arrangements to establish and protect our proprietary rights. To date we have filed sixteen patents and one trademark with the United States Patent and Trademark Office, none of which have been granted or rejected. It is possible that other companies could successfully challenge the validity or scope of our patents and that our patents may not be granted or provide a competitive advantage to us. As part of our confidentiality procedures, we generally enter into non-disclosure agreements with our employees, distributors and corporate partners and into license agreements with respect to our software, documentation and other proprietary information. Despite these precautions, third parties could copy or develop similar technology independently. The protection of our proprietary rights may not be adequate and our competitors could independently develop similar technology, duplicate our products, or design around patents and other intellectual property rights that we hold.

WE  NEED  TO  ESTABLISH  AND  MAINTAIN  STRATEGIC  AND LICENSING RELATIONSHIPS.

CanOnline's success will depend in part upon its ability to establish and maintain licensing relationships with companies in related business fields, including but not limited to talent management agencies, owners of digital media content, DVD authoring facilities and replicators, consumer electronics hardware manufacturers, and CD-ROM mastering facilities and replicators. CanOnline believes that these relationships are needed to allow CanOnline access to manufacturing, sales and distribution resources. However, the amount and timing of resources to be devoted to these activities by such other companies are not within CanOnline's control. There can be no assurance that CanOnline will be able to maintain its existing relationships or enter into beneficial relationships in the future, that other parties will perform their obligations as expected or that CanOnline's reliance on others will not result in unforeseen problems. There can be no assurance that CanOnline's potential licensees will not develop or pursue alternative technologies either on their own or in collaboration with others, including with CanOnline's competitors. The failure of any of CanOnline's current or future collaboration efforts would have a material adverse effect on CanOnline's ability to introduce new products or applications and therefore would have a material adverse effect on CanOnline's business, financial condition and results of operations.

WE  FACE  INTENSE  COMPETITION  FROM  BETTER  FUNDED  COMPANIES.

We face intense competition from better funded companies in the fields of Internet software services, digital security and asset management, and media distribution. CanOnline expects that competition will continue to intensify. Our competitors may develop products or services that are superior or have greater market acceptance than that of CanOnline. If we are unable to compete successfully against our competitors our business and financial condition will be adversely affected.

BREACH  OF  CUSTOMER  CONFIDENTIAL  INFORMATION.

Any breach of security relating to confidential information of customers could result in legal liability for CanOnline and a reduction in customer's use or total cancellation of their participation could materially harm its business. It is anticipated that we will receive highly confidential information from customers that will be stored in our internal or third party computer systems. CanOnline anticipates that it will possess sensitive customer information or data for storage as part of our services, which could be valuable to competitors or other similar companies if misappropriated or accessed. CanOnline enters into comprehensive customer services and confidentiality agreements with all expected customers. CanOnline's security procedures and protocols to protect the customer against the risk of inadvertent disclosure or intentional breach of security might fail, thereby exposing customers to the risk of disclosure of their confidential information.

GOVERNMENT  REGULATIONS.

The laws and regulations that govern the business of CanOnline with respect to e-commerce and online content and data distribution are rapidly changing. The United States government and the governments of other states and foreign countries have attempted to regulate activities on the Internet. Evolving areas of law that are relevant to the business of CanOnline include privacy laws, proposed encryption laws, content regulation and potential sales and tax laws. Due to this rapidly evolving and uncertain regulatory environment, CanOnline cannot predict how such proposed or contemplated laws and regulations might affect its business. In addition, these uncertainties will make it difficult to ensure compliance with the laws and regulations governing the Internet. These laws and regulations could harm the overall growth of CanOnline by subjecting its business to liability or forcing its business to change its method of conducting and distributing its primary online services and product technologies.


B.  DESCRIPTION  OF  PROPERTY  OF  CANONLINE

Our research and development activities and administrative offices are primarily located in Vancouver, British Columbia, Canada. We also have offices in Issaquah, Washington and Edina, Minnesota. CanOnline does not own any real property. The following table presents certain information about our leased properties:


Location                           Square               Use                 Lease              Lease
                                    Feet               Terms                              Expiration Date
200-1311 Howe . . . . . . . . .     3,525     Research and             Lease,            November 30, 2004
Street, Suite 700 . . . . . . .               development and          $8,455.10
Vancouver, B.C. . . . . . . . .               administrative offices   per month
Canada. . . . . . . . . . . . .                                        Canadian
                                                                       Dollars

200-1311 Howe Street, Suite 603     1,380     Research and             Lease,            March 31, 2005
Vancouver, B.C. . . . . . . . .               development and          $3,015 per
Canada. . . . . . . . . . . . .               administrative offices   month,
                                                                       Canadian
                                                                       Dollars

200-1311 Howe . . . . . . . . .       900     Research and             Lease,            February 29, 2005
Street, Suite 500 . . . . . . .               development and          $2,017. per
Vancouver, B.C. . . . . . . . .               administrative offices   month,
Canada. . . . . . . . . . . . .                                        Canadian
                                                                       Dollars

22525 SE 64th . . . . . . . . .       320     Administrative offices   Lease,            April  30, 2004
Place, Suite 211. . . . . . . .                                        $1,575 per
Issaquah, . . . . . . . . . . .                                        month
Washington 98027

HQ Global . . . . . . . . . . .       100,    Administrative offices   Lease,            May 30, 2004
Workplaces 7701 . . . . . . . .  plus con-                             $150. per
France Avenue,. . . . . . . . .  ference                                month
S., Suite 200 . . . . . . . . .  room as
Edina, Minnesota                 needed
55435

C. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF REGISTRANT AFTER CLOSING OF THE MERGER.


The following table presents information known to us, as of the date of this 8-K, relating to the beneficial ownership of common stock by:

     - each person who is known by us to be the beneficial holder of more than 5% of our outstanding common stock;

     -    each of our named executive officers, directors and key employees; and

     -    our  directors  and  executive  officers  as  a  group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted. Unless otherwise indicated, the address of each stockholder listed in the table is care of Canonline Global Media, Inc. 200-1311 Howe Street, Vancouver, British Columbia, Canada.

Percentage ownership in the following table is based on 84,570,346 shares of common stock outstanding as of the date of this report filed on Form 8-K. A person is deemed to be the beneficial owner of securities that can be acquired by that person within 60 days from the date of this report filed on Form 8-K upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by dividing the number of shares beneficially owned by that person by the base number of outstanding shares, increased to reflect the shares underlying options, warrants or other convertible securities included in that person's holdings, but not those underlying shares held by any other person.


NAME                       BASIC OUTSTANDING  OPTIONS (UNEXERCISED)  GRANTS (UNVESTED)  FULLY DILUTED   CONTROL
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Brent Richard Bysouth (1)         11,903,105              1,150,000                  -     13,053,105      15.2%
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Anthony J. Alda (2)                9,748,300              7,720,000                  -     17,468,300      18.9%
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Martin L. Calvert(3)               4,360,702              2,016,702                  -      6,377,404       7.4%
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Peter Hogendoorn(4)                8,707,143              1,000,000                  -     9,7007,143      11.3%
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Leslie J. Ames (5)                 3,060,000              1,250,000                  -      4,310,000       5.0%
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Ricardo Rosado                     2,545,667              1,050,000                  -      3,595,667       4.2%
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Michael Waage                      1,350,000                700,000                  -      2,050,000       2.4%
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Nicole Kranjc                        180,000                      -            120,000        300,000         *
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Zubin Balsara                        600,000                      -            400,000      1,000,000       1.2%
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Clara Ullrich                        250,000                      -            250,000        500,000         *
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Clayton Bell                         285,000                      -            190,000        475,000         *
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Glen Gaupholm                        150,000                      -            100,000        250,000         *
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Melanie Thomson                      195,000                      -            230,000        425,000         *
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
Kerri Hayden                          60,000                      -            240,000        300,000         *
-------------------------  -----------------  ---------------------  -----------------  --------------  --------
David Aisenstat                    5,814,286                      -                         5,814,286       6.9%
-------------------------  -----------------  ---------------------  -----------------  --------------  --------

*  Less  than  1%.

(1) Phoenix Management Consulting Group, Inc., a British Columbia, Canada corporation ("Phoenix") owns 8,279,125 shares, and options to purchase 1,750,000 shares, of Registrant. Brent Bysouth owns 100% of Phoenix. Anthony J. Alda has an option until January 1, 2009 to purchase 80% of Phoenix for $1,000. Assuming this option will be exercised, currently Mr. Alda has voting control over 6,623,300 Registrant shares held by Phoenix, which is 80% of the 8,279,125 Registrant shares held by Phoenix. Additionally, Mr. Alda has an option to purchase 1,400,000 options held by Phoenix to purchase 1,750,000 shares of Registrant's shares, which is 80% of the options held by Phoenix. Mr. Bysouth has voting control over 1,655,825 Registrant shares held by Phoenix, which is 20% of the 8,279,125 Registrant shares held by Phoenix. Mr. Bysouth also owns 10,247,280 shares of Registrant directly.

(2) In addition to having voting control over 6,623,300 shares held by Phoenix, and the option to purchase 1,400,000 options held by Phoenix, Anthony J. Alda also has voting control over the following shares: 850,000 shares held by Anthony J. Alda in Trust for Brittany Billingsley (Mr. Alda's minor child); 525,000 shares held by Pat & Lutz Alda (Mr. Alda's parents); 175,000 shares held by Tamara Billingsley; and 450,000 shares held by Euro Partners, Ltd. Mr. Alda also owns 1,125,000 shares of Registrant directly.

(3) This includes the following shares held by the three minor children of Martin Calvert, which Martin Calvert has voting control over: 20,000 shares held by Spencer Calvert; 20,000 shares held by Callahan Calvert; and 20,000 shares held by Christina Calvert.

(4) This includes the following shares held by the two minor children of Peter Hogendoorn, which Peter Hogendoorn has voting control over: 100,000 shares held by Molly Hogendoorn; 100,000 shares held by Thea Hogendoorn; and 500,000 shares held by Barbara Hogendoorn, Mr. Hogendoorn's wife.

(5) The Leslie J. Ames Law Corporation holds 2,760,000 shares. Leslie J. Ames is the sole beneficial owner of those shares.


D. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS OF REGISTRANT AFTER CLOSING OF THE MERGER.


Our executive officers, directors and key employees, their positions and their ages are as follows:



Executive Officers, Directors   Age                       Position
and Key Employees
Peter A. Hogendoorn . . . . .   48    President, CEO, Director
Anthony Alda. . . . . . . . .   35    Chairman of the Board of Directors, and Chief Technology Architect
Leslie J. Ames. . . . . . . .   54    Senior Vice President, Legal Affairs, Secretary
Zubin Balsara . . . . . . . .   33    Chief Technology Officer
Brent R. Bysouth. . . . . . .   31    Chief Software Architect
Ricardo Rosado. . . . . . . .   36    Chief Operations Officer
Kerri Hayden. . . . . . . . .   27    Chief Financial Officer
Melanie Thomson . . . . . . .   27    Director of Operations and Human Resources
Martin L. Calvert . . . . . .   41    Director
Michael W. Waage. . . . . . .   55    Senior Vice President of Global Sales and Business Development, and Director
Robert Spurgeon . . . . . . .   35    Director of Marketing
Robin Estrok. . . . . . . . .   29    Director, Kaozz Entertainment Network
Donna Verlaan . . . . . . . .   31    Senior Sales Executive
Nicole Kranjc . . . . . . . .   34    Director of Member Services
Carla Ullrich . . . . . . . .   26    Vice President, Project Development
Clayton Bell. . . . . . . . .   25    Chief Development Engineer

EXECUTIVE  OFFICERS  AND  DIRECTORS

Mr. Hogendoorn has served as our president and CEO since 2003, and as a director since January, 2003. From 1993 to 2003, Mr. Hogendoorn has been a president of his own management consulting firm, a British Columbia, Canada corporation, specializing in early stage financing, capital structuring and capital market strategies. Mr. Hogendoorn's role with CanOnline is full-time and his role with his consulting firm is part-time. Also, from September 1998 to January 2003, Mr. Hogendoorn handled corporate communications and market relations for LML Payment Systems, Inc., a payment systems provider.

Mr. Alda is a co-founder of CanOnline. Mr. Alda has served as Chief Technology Architect and Chairman of the Board of Directors since 2002. From 2001 to 2002, Mr. Alda served as CanOnline's Chief Operations Officer and Chief Software Architect. From 2000 to 2001 Mr. Alda served as CanOnline's Chairman of the Advisory Board and Product Designer. Mr. Alda duties include product research and development and technology architecture in the areas of non-resident software applications, communications, data management, digital video and content security management. Mr. Alda is also the Chief of Operations for CanOnline's Canadian subsidiary CanOnline Media Corporation. From 1994 to 1999, Mr. Alda managed his own management consulting firm, AJ Alda & Associates, Inc., where he provided services in the areas of management buyouts, restructuring (turn-around), and start-up business management. In 1999, Mr. Alda and AJ Alda & Associates, Inc. filed for bankruptcy in Vancouver, British Columbia, Canada. AJ Alda & Associates, Inc. was dissolved under trustee on June 11, 2001. Mr. Alda's personal bankruptcy is awaiting final discharge proceedings pursuant to the Bankruptcy Act of Canada.

Mr. Ames has served as Senior Vice President, Legal Affairs, Secretary and a Director of CanOnline since inception in March 2000. Mr. Ames has also been General Counsel and Secretary of CanOnline's wholly owned subsidiary, CanOnline Media Corporation. In 1995, Mr. Ames established the Leslie J. Ames Law Corporation and has served as its President since that date. Mr. Ames devotes a minimal amount of time to his private law practice. From 1989 to 1995, Mr. Ames was a partner of the Vancouver law firm of Liddle, Burns & Ames, Barristers & Solicitors. Mr. Ames graduated from the University of British Columbia with a Bachelor of Arts Degree (BA) in May 1971 and received a Bachelor of Law Degree
(LLB) from the University of British Columbia in May 1978. He was called to the Bar of British Columbia as a Barrister and Solicitor in 1979.

Mr. Balsara has served as Chief Technology Officer since January, 2003. From September, 2002 until January, 2003, Mr. Balsara served as Chief Software Engineer and from June 2002 to September 2002, he served as Senior Software Developer for CanOnline. Mr. Balsara duties include database and co-architectural design, internet programming, network structuring, wireless application integration and the implementation and management of all technological projects of CanOnline. From January to April, 2002, Mr. Balsara served as Senior Software Developer with UBVideo, Inc., a video engineering company. From 1998 to 1999, Mr. Balsara served as Senior Software Developer with Cinax Designs, Inc., also a video engineering company. From 1993 to 1998 Mr. Balsara ran his own company, Unicorn Computer Consultancy in Bombay, India, where he provided computer system analysis and software development services. Mr. Balsara holds a Bachelor of Science, Electronics and Computer Science from the Datamatics Institute in Bombay, India.

Mr. Bysouth is a co-founder of CanOnline. Mr. Bysouth has served as Chief Software Architect and as a Director since inception in March, 2000. From 2000 to 2002, Mr. Bysouth was Chairman of the Board of Directors. From February 1998 to September 1998, Mr. Bysouth served as a consultant and a software framework architect for The Loewen Group Inc., a cemetery and funeral home services provider. From October 1998 to June 1999, Mr. Bysouth was a subcontractor of Global Village Consulting Inc., a software development consulting firm specializing in object-oriented architecture and development. From February 1996 to February 1998, Mr. Bysouth served as a senior programmer analyst with GE Capital (Information Technology Development division, formerly Aardvark Consulting Ltd.) with consulting roles with clients such as VanCity Credit Union and The Loewen Group Inc. From May 1994 to September 1995, Mr. Bysouth worked as a programmer in the information technology department of Chevron Canada Ltd., the Canadian subsidiary of the Chevron oil company.

Mr. Rosado has served as our Chief Operations Officer since November, 2003 and as a Director since April, 2001. Mr. Rosado is also a co-founder of CanOnline. From October 2002 to November 2003, Mr. Rosado severed as Chief Compliance Officer, and during that time managed CanOnline's intellectual properties. Mr. Rosado has served as Director of Product Design and Market Development, from April, 2001 to the present, and Head of Product Design from November 2000 to April 2001, of CanOnline's subsidiary, CanOnline Media Corporation. From 1994 to 1998, Mr. Rosado served as Head of Multimedia Development with Videocomunicacion y Servicios SCP, a multimedia production company in southeastern of Mexico. Mr. Rosado was also a co-founder of Videocomunicacion y Servicios SCP. From 1994 to 1998, Mr. Rosado also was an instructor and lecturer in communication and digital media-related courses at the University of Mayab in Merida, Mexico, and at the University of British Columbia from 2000 to 2002. Mr. Rosado received a Bachelor of Arts in Communications Science from the University of Mayab in Merida, Yucatan, Mexico in 1991. Mr. Rosado received a Master's degree in Strategic Marketing from the University of Mayab/Anahuac in 1996. Mr. Rosado is currently a part-time Ph.D. Candidate at the University of British Columbia.

Ms. Hayden has served as the Chief Financial Officer and Controller of CanOnline since September 2003. From June 2003 to September 2003, Ms. Hayden held the position of Senior Operations Control for CanOnline. From March 2003 to June 2003, Ms. Hayden was the Senior Accountant for CanOnline. From April 1999 to March 2003, Ms. Hayden was an accountant for RLG International, a management consulting company located in Vancouver, British Columbia. Ms. Hayden earned a Bachelor of Technology in Accounting and a Diploma in Financial Management from the British Columbia Institute of Technology in Burnaby, British Columbia in January 2003, and June 1998 respectively.

Ms. Thomson has been the Director of Operations and Human Resources for CanOnline since December, 2002. Ms. Thomson is responsible for the organization and management of administrative and human resources activities of CanOnline and Canonline Media Corporation. From August, 2000 to January, 2002, Ms. Thomson was a legal and human resources assistant with Novus Telecom Group, Inc. From January, 2000 to August, 2000, Ms. Thomson worked as an administration and human resources assistant for Fraser Milner Casgrain, a law firm in Vancouver, British Columbia.

Mr. Calvert has been a director of CanOnline since 2002. In 1990, Mr. Calvert joined RBC Dain Rauscher, Investment Banking & Services and currently holds the position of First Vice President, Investment Officer in the RBC Dain Rauscher Seattle, Washington office. Mr. Calvert has a Bachelor of Science Degree in finance and a minor in computers from the University of Montana, Montana Tech Campus, 1988.

Mr. Waage has been a director of CanOnline since March, 2000. Since June, 2003, Mr. Waage has been Senior Vice President of global sales and corporate development with respect to government, homeland security and military related project opportunities. From 1995 to 2000, Mr. Waage was the president and sole proprietor of Waage Associates, which provided consulting services in areas of mergers, acquisitions and turn-arounds and management consulting. From 1987 to 1994, Mr. Waage held a senior business development position with Honeywell where he managed a systems and research department that provided services to the United States Department of Defense. From 1970 to 1995, Mr. Waage served in the United States Air Force. He was on active duty from 1970 to 1975 where he served as an instructor pilot and instructional program developer. From 1975 to 1984, Mr. Waage served in the Air National Guard as a fighter pilot and was awarded the senior command pilot rating. From 1984 to 1995, Mr. Waage served with the Air Force Reserve as a senior executive staff officer and was awarded the Distinguished Meritorious Service Award in 1991. He retired from the United States Air Force in 1995 as a Lieutenant Colonel. Mr. Waage received a Bachelor of Science degree in Mathematics & Physics from Evangel University in 1970.

KEY  EMPLOYEES


Mr. Spurgeon has served as our Director of Marketing since July, 2003. From 1999 to 2002, Mr. Spurgeon was Director, National Sales Operations for Radiant Communications Ltd., a national provider of Internet services for business. Mr. Spurgeon was also a co-founder of Radiant Communications Ltd. From 1997 to 2000, Mr. Spurgeon co-owned Brand Communications, an Internet Service Provider in Nanaimo, British Columbia, where he was responsible for structuring sales and incentive programs. From 1992 to 1995, Mr. Spurgeon was National Manager Marketing for Rest-Con Management Systems, a franchised food service chain. Mr. Spurgeon earned his Bachelor Degree in Commerce from the University of British Columbia in 1992.

Mr. Gaupholm has served as our Vice President of Market Reconnaissance since January, 2003. From 1999 to 2002, Mr. Gaupholm co-founded and co-operated Wiremix Media, a marketing consulting firm, which provided consulting to the web development, music and games industries. Mr. Gaupholm received a Bachelor of Commerce degree with an emphasis in marketing from McMaster University.

Mr. Esrock has served as our Director of Kaozz Entertainment Network, an operating division of CanOnline, since November, 2003. Mr. Esrock served as Director of Business Development from September, 2003 to November, 2003. From April, 2001 to September, 2003, Mr. Esrock handled new media, intellectual property and artist development tasks with SL Feldman & Associates, a Canadian based talent agency. From May, 2000 to February, 2001, Mr. Esrock operated Popnuvo, an online music distribution venture, which he co-founded. From November, 1998 to April, 2000, Mr. Esrock worked as an independent contractor, doing web site development, for several companies. Mr. Esrock received a Bachelor of Arts degree in Journalism and Media Studies from Rhodes University, in South Africa in 1995.

Ms. Kranjc has served as our Director of Member Services since June, 2002. Ms. Kranjc is currently responsible for the management of all member related activities and services of two of CanOnline's operating divisions, the Reelindie Global Networks and Kaozz Entertainment Group. From 1999 to 2001, Ms. Kranjc served as a campaign assistant with Thunder Bay Regional Hospital Foundation. From 1995 to 1998, Ms. Kranjc served as administrative assistant with National Trust Company, a commercial bank based in Toronto, Canada. Ms. Kranjc earned a diploma in Multimedia Production from Confederation College in Ontario, Canada, in 2002.

Ms. Ullrich has served as our Vice President, Project Development since October 2003. Prior to her role as Project Manager, Ms. Ullrich served as a Senior Project Engineer beginning October, 2002. From February 2001 to June 2002, Ms. Ullrich served as a Software Developer with Savage Software a provider of conversion and custom engineering services based on the SVG graphic format for the CAD/GIS and facilities management market. From August 1999 to January 2001, Ms. Ullrich served as Lead Software Developer with Westech Consulting, a provider of application development services ranging from multi-player online games to financial software and database applications. Ms. Ullrich received an honors diploma from the British Columbia Institute of Technology Computer Systems Technology program in June, 1999.

Mr. Bell has served as our Chief Development Engineer since October, 2003. From October, 2002 to October 2003, Mr. Bell served as Senior Program Engineer for CanOnline. Mr. Bell is responsible for implementing project engineering specifications and manages a support development team to ensure commercial deployment of projects. From 1999 to 2002, Mr. Bell founded and operated Creative Flow Interactive Media, a provider of online gaming development and Internet applications. From March, 1999 to September 1999, Mr. Bell was a technical support representative for Crystal Decisions, a provider of database supporting software. Mr. Bell attended CDI College of Business and Technology, in Burnaby, Canada, from 1998 to 1999, where he studied computer programming.


E.  LEGAL  PROCEEDINGS

There are no pending or threatened legal proceedings against CanOnline or any of its subsidiaries.


 F.  EMPLOYEMENT  AGREEMENTS  WITH  EXECUTIVE  OFFICERS

CanOnline has executed employment agreements with its top five executive officers. Below is a summary of the major terms of these employment agreements.

Peter Hogendoorn, President, CEO and Director, signed an employment agreement with CanOnline on January 15, 2003. The Agreement does not have a termination date. The major terms are as follows: base salary $150,000 per year; payment of two percent (2%) of CanOnline's gross sales; monthly car allowance and expense of approximately $1,225; monthly personal expense account of $2,000; annual vacation travel expense of $6,000; relocation fees of $9,500 per month, if necessary; and a termination without cause severance payment of 36 months of salary, which would currently be $450,000.

Anthony J. Alda, Chief Technology Architect and Chairman of the Board of Directors, signed an employment agreement with CanOnline on May 24, 2002. The Agreement does not have a termination date. The major terms are as follows: base salary $150,000 per year; payment of three percent (3%) of CanOnline's gross sales; monthly car allowance and expense of approximately $1,225; monthly personal expense account of $2,000; annual vacation travel expense of $6,000; relocation fees of $9,500 per month, if necessary; and a termination without cause severance payment of 36 months of salary, which would currently be $450,000.

Brent Richard Bysouth, Chief Software Architect and Director, signed an employment agreement with CanOnline on June 1, 2002. The Agreement does not have a termination date. The major terms are as follows: base salary $120,000 per year; payment of two percent (2%) of CanOnline's gross sales; monthly car allowance and expense of approximately $1,225; monthly personal expense account of $2,000; annual vacation travel expense of $6,000; relocation fees of $9,500 per month, if necessary; and a termination without cause severance payment of 36 months of salary, which would currently be $360,000.

Ricardo Rosado, COO and Director, signed an employment agreement with CanOnline on June 7, 2002. The Agreement does not have a termination date. The major terms are as follows: base salary $110,000 per year; payment of two percent (2%) of CanOnline's gross sales; monthly car allowance and expense of approximately $1,225; monthly personal expense account of $2,000; annual vacation travel expense of $6,000; relocation fees of $9,500 per month, if necessary; and a termination without cause severance payment of 36 months of salary, which would currently be $330,000.

Leslie J. Ames, Senior Vice President, Legal Affairs, Secretary and Director, signed an employment agreement with CanOnline on June 30, 2002. The Agreement does not have a termination date. The major terms are as follows: base salary $135,000 per year; payments of two percent (2%) of CanOnline's gross sales; monthly car allowance and expense of approximately $1,225; monthly personal expense account of $2,000; annual vacation travel expense of $6,000; relocation fees of $9,500 per month, if necessary; and a termination without cause severance payment of 36 months of salary, which would currently be $405,000.

ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired. To be filed by amendment.
     (b)  Pro  Forma  Financial  Information.  To  be  filed  by  amendment.
     (c)  Exhibits.
          2.1 Agreement and Plan of Merger dated November 3, 2003 among Registrant, DLVN Acquisition, Inc. and CanOnline Global Media, Inc.
          2.2  Certificate  of  Merger  filed  with  Delaware Secretary of State
          2.3  Certificate  of  Merger  filed with Washington Secretary of State

ITEM  8.  CHANGE  IN  FISCAL  YEAR

The Merger of CanOnline into Registrant's wholly owned subsidiary is accounted for as a reverse acquisition, with the Registrant adopting the fiscal year of CanOnline, the reverse acquirer. Accordingly, the fiscal year of Registrant is now the fiscal year ending December 31, 2003.

In accordance with the rules of the Securities and Exchange Commission, there is no transition period requiring a transition report. Registrant will file annual reports on Form 10-KSB for years ending December 31, commencing with December 31, 2003, and quarterly reports on Form 10-QSB for the periods ending March 31, June 30, and September 30, thereafter.

SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       NS8 CORPORATION (Formerly
                                                       Delivery Now Corp.)
                                                       (Registrant)


Date:  December  23,  2003                             By:  /s/ Peter Hogendoorn
                                                            --------------------
                                                       Peter  Hogendoorn
                                                       President